Supplement dated January 27, 2009
to the
PMC Funds Prospectus
dated December 29, 2008

PMC Large Cap Growth Fund

PMC Large Cap Growth Fund (the “Fund”) was recently notified by The Boston Company Asset Management, LLC (“TBCAM”) that TBCAM’s portfolio management team responsible for management of a portion of the Fund’s assets would no longer be serving as portfolio managers to the Fund.  As a result of the change to TBCAM’s portfolio management team, Envestnet Asset Management, Inc., the Fund’s investment adviser, has determined that it is in the best interest of the Fund and its shareholders to terminate the sub-advisory agreement with TBCAM.  Therefore, effective February 6, 2009, TBCAM will no longer serve as a sub-adviser to the Fund.  After this date, the portion of the Fund’s assets managed by TBCAM will be managed by Mellon Capital Management Corporation (“Mellon”), which already serves as a sub-adviser to the Fund and is currently managing a portion of its portfolio. Please refer to the PMC Funds Prospectus and Statement of Additional Information for information concerning Mellon and the members of its staff assigned to manage the portion of the Fund’s portfolio allocated to Mellon.

Please retain this supplement with your Prospectus and SAI